UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2026

LIVEONE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38249	98-0657263
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

269 South Beverly Drive, Suite 1450

Beverly Hills, CA 90212

(Address of principal executive offices) (Zip Code)

(310) 601-2505

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	LVO	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On February 5, 2026, LiveOne, Inc. (the “Company”) issued a press release announcing certain preliminary financial results for its fiscal quarter and nine months ended December 31, 2025. A copy of the press release is attached hereto as Exhibit 99.1.

The Company is in the process of finalizing its results for its fiscal quarter ended December 31, 2025. Such press release contains certain estimated preliminary unaudited financial results for the fiscal quarter ended December 31, 2025, which are based only on currently available information as of the date hereof. These results are preliminary and subject to change. The Company’s financial closing procedures for the fiscal quarter ended December 31, 2025 are not yet complete and, as a result, its final results upon completion of its closing procedures may vary from the estimated select preliminary unaudited results set forth in such press release. In addition, certain statements set forth in such press release are forward-looking statements. See “Risk Factors,” “Forward-Looking Statements” and the Company’s financial statements and related notes included in its Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q for additional information regarding factors that could result in differences between the preliminary estimated financial results that are presented in such press release and the actual financial results the Company will report. These estimates should not be viewed as a substitute for the Company’s full financial statements prepared in accordance with generally accepted accounting principles. Accordingly, you should not place undue reliance on these preliminary unaudited results.

All of the estimated preliminary unaudited financial information set forth in such press release has been prepared by and is the responsibility of the Company’s management and has not been audited, reviewed or compiled by the Company’s independent registered public accounting firm, Macias Gini & O’Connell LLP (“MGO”). Accordingly, MGO does not express an opinion or any other form of assurance with respect thereto.

The information included herein and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure.

The information described under Item 2.02 above is incorporated by reference in this Item 7.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1*	Press release, dated February 5, 2026.
104*	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEONE, INC.

Dated: February 5, 2026	By:	/s/ Ryan Carhart
	Name:	Ryan Carhart
	Title:	Chief Financial Officer

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